Exhibit 99.1

Confidential September 2008 Arcade Acquisition Corp. Proposed Transaction for Stockholder Approval (OTCBB:ACDQ)

2 Confidential Presentation – Material Non-Public Information In connection with the proposed business combination, Arcade will prepare a registration statement on Form F-4 containing a joint proxy statement/prospectus to be filed with the Securities and Exchange Commission (the “SEC”). When completed, the definitive proxy statement/prospectus and a form of proxy will be mailed to the stockholders of Arcade seeking their approval of the transaction. Before making any voting decision, Arcade’s stockholders are urged to read the proxy statement/prospectus regarding the business combination carefully and in its entirety because it will contain important information about the proposed transaction. Arcade’s stockholders will be able to obtain, without charge, a copy of the proxy statement/prospectus (when available) and other relevant documents filed with the SEC by visiting the SEC’s website at http://www.sec.gov Arcade and its directors and officers may be deemed to be participants in the solicitation of proxies from Arcade’s stockholders with respect to the proposed business combination. Information about Arcade’s directors and executive officers and their ownership of Arcade’s securities is set forth in Arcade’s annual report on Form 10-K for the fiscal year ended December 31, 2007. Stockholders may obtain additional information regarding the interests of Arcade and its directors and executive officers in the successful completion of the business combination, which may be different than those of Arcade’s stockholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed business combination, when filed with the SEC. Morgan Joseph & Co. Inc. (“Morgan Joseph”), the managing underwriter of Arcade’s initial public offering (“IPO”) consummated in May 2007, is assisting Arcade in these efforts and will receive a deferred underwriting fee of $2,415,000 should the transaction contemplated in this presentation (or any other qualifying transaction) be approved by Arcade’s stockholders. Palmosa Shipping Corporation has engaged Morgan Joseph to deliver financial advisory services, for which it will receive a fee, should the transaction contemplated in this presentation (or any other qualifying transaction) be consummated. Non-GAAP Financials The financial information and data contained in this presentation is unaudited and not in conformity with Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in the joint proxy statement/prospectus. This presentation contains disclosures of EBITDA for certain periods, which may be deemed to be a non-GAAP financial measure within the meaning of Regulation G promulgated by the SEC. Management believes that EBITDA is an appropriate measure of evaluating operating performance and liquidity because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not as a substitute, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

3 Safe Harbor This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Arcade, its wholly owned subsidiary Conbulk Corporation (“Conbulk”), and Palmosa Shipping Corporation and its affiliated entities (“Palmosa”), and their combined business after completion of the proposed transaction. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Arcade’s and Palmosa’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: future operating or financial results; uncertainties regarding the strength of the future growth of the international containership industry; uncertainties regarding the availability of ships to acquire or the useful lives of the ships in the Company’s fleet; the availability of cash to pay dividends, the ability to meet debt obligations or obtain additional financing to fund operations and/or acquisitions, the ability to obtain future charters on favorable terms; general market conditions and shipping industry trends, including charter rates and factors affecting supply and demand; changes in governmental and classification societies’ rules and regulations or actions taken by regulatory authorities; risks incident to vessel operation, including discharge of pollutants and vessel collisions; unanticipated changes in laws and regulations; changing interpretations of generally accepted accounting principles; and general economic conditions, as well as other relevant risks detailed in Arcades' filings with the Securities and Exchange Commission, including its report on form 10-K for the period ended December 31, 2007, or to be detailed in the joint proxy statement/prospectus that will be filed to solicit stockholder approval of the proposed transaction. The information set forth herein should be read in light of such risks. Neither Arcade, nor Conbulk assumes any obligation to update the information contained in this presentation.

4 Introduction $261.7 million acquisition of 10 containerships focused on international feeder service – Initial purchase price multiple of 6.85x Year 1 EBITDA Transaction valued at over 3.5x times Arcade’s $69 million IPO proceeds Dedicated management and highly successful sponsors – Representatives of prominent Greek shipping families will become senior management, bringing extensive records of operating successful international shipping companies – Highly successful SPAC sponsors, with strong private equity background Significant portion of consideration ($76.1 million) being paid in stock – Management is contributing all its containership assets and receiving $60.1 million of stock, and no cash, for its equity – Fleet partner receiving $16.0 million consideration in stock Focused on growth through acquisitions – Existing pipeline of opportunities with expectation of acquiring up to 8 more vessels by early 2011 – Management has privately negotiated 9 off-market vessel acquisitions since May 2007 – Management incentivized by up to 3.5 million added shares upon achievement of 40+% annual EBITDA growth hurdles through Year 3 – Identified use for potential warrant proceeds to finance future vessel acquisitions Unique feeder service niche within attractive international container shipping segment – Container shipping under-represented in the public markets, with no public company focused on smaller vessels providing feeder service – Strong growth of international container shipping, and attractive supply/demand dynamics of vessels used in feeder service Attractive valuation and dividend yield – Diluted TEV/Year 1 EBITDA multiple of 8.0x; a 30% discount to public container comparables – Year 1 dividend yield to public stockholders of 11.2%; a 6+% premium to public container comparables

5 Transaction Overview Non-Executive Chairman Michael Jolliffe (Tsakos Energy Navigation, Stealthgas, Hanjin Eurobulk, Wigham-Richardson) Dimitris Dalakouras (CEO, Director), George Bamiotis (COO, Director), and Stefanos Kardamakis (CFO, Director) (current Palmosa management team) Maria Tsakos (President, Director) 2 existing Arcade directors and 2 additional directors designated by Palmosa $68.0 million of cash from trust $126.9 million in new senior debt at closing $76.1 million in new equity (9.7 million common shares) to the selling parties 1.1 - 1.8 million shares issued in each year on achieving EBITDA of $50 - $58mm in Year 2, and $70 - $78mm in Year 3 Fleet of smaller and more versatile containerships (under 4,000 TEU) focused on providing feeder service 9 of 10 vessels time-chartered to two of the world’s three largest container liner companies (MSC and CMA CGM) Average 3 years remaining on time-charters 50%+ of Arcade stockholders, with less than 30% of stockholders electing redemption Transaction agreements require that the initial closing occur on or prior to January 30, 2009 Conbulk will be domiciled in the Marshall Islands and will seek a listing on Nasdaq contemporaneously with or shortly following the business combination On September 19, 2008 Arcade agreed to acquire 10 container shipping vessels – 6 vessels owned by Palmosa Shipping Corp. (“Palmosa”) – 4 vessels from companies whose ships are managed by Tsakos Shipping and Trading S.A. (“TST”) The surviving corporation will be named Conbulk Corporation (“Conbulk” or the “Company”) Purchase price of $261.7 million, to be paid with $185.5 million in cash and $76.1 million in stock Attractive implied valuation multiple of 8.0x TEV/Year 1 EBITDA Insiders to defer a portion of dividends in Year 1 to offer public investors a Year 1 dividend yield of 11.2% Transaction Fleet Structure Management and Board Approvals and Closing

Attractive Valuation and Dividend Yield

- Implied TEV diluted multiple of 8.0x offers a 30% discount to public container shipping comparables
- Comparables have historically traded as high as 13x to 15x next-twelve-months EBITDA
- Targeted dividend of approximately $0.16 per quarter, or 8.1% yield
  - Year 1 expected dividend of $0.22 per quarter, a 11.2% yield and a 6% premium to public container comparables, includes a $0.16 "base" dividend and $0.06 "special" dividend
  - Arcade and Palmosa, the Sponsors, along with TST, the Sellers, to defer a portion of dividends in Year 1 to permit "special" dividend

TEV/EBITDA Multiples (a)	
Implied Pro Forma Diluted Enterprise Value (Diluted TEV) (b)	**$305.3**
Year 1 EBITDA	$38.2
Diluted TEV/Year 1 EBITDA	**8.0x**
Comparable Public Container Companies	11.4x
Discount to Public Comparables	**30.1%**



16.0x
12.0x
8.0x
4.0x
0.0x
11.2x
13.1x
Average: 11.4x
10.0x
8.0x
Danaos 2009P
Seaspan 2009P
GSL 2009P (Marathon) (c)
Conbulk Year 1

Dividend Yield	
Year 1 Dividend ($0.22 quarterly)	$0.88
Year 1 Dividend Yield (b)	**11.2%**
Comparable Public Container Companies - LQA (c)	10.5%
Premium to Public Comparables	**6.4%**



16.0%
12.0%
8.0%
4.0%
0.0%
9.9%
Average: 10.5%
8.3%
13.3%
11.2%
Danaos LQA
Seaspan LQA
GSL 2009P (Marathon)
Conbulk Year 1

a) *Based on Thomson consensus estimates of 2009P EBITDA for Danaos Corp (NYSE:DAC) and Seaspan Corp (NYSE:SSW) as of September 18, 2008 and public filings for GSL*
b) *Based on 22.5 million diluted shares outstanding (diluted using treasury method) at an estimated Arcade stock price of $7.88, plus $126.4 million of net debt at close*
c) *Global Ship Lease (GSL: formerly Marathon Acquisition) calculated based on the 16-vessel fleet as of Q4 2008 (excludes additional vessel to be delivered in Q3 2009)*

ARCADE 6 CONBULK

Superior Sponsorship

ARCADE

- Sponsored by John Chapman, Jonathan Furer and Muhit Rahman
  - Raised $69 million in May 2007
- Over $1 billion of SPAC and follow-on acquisitions completed or announced since 2005
- Co-sponsors and current board members of Stone Arcade Acquisition Corp; now KapStone Paper and Packaging Corp. (NASDAQ:KPPC)
  - One of the most successful SPACs; units appreciating from $6.00 at IPO to $10.12 as of September 18, 2008
  - KapStone purchased the kraft papers business of International Paper on January 2, 2007 and on July 1, 2008, closed on its $475 million acquisition of MeadWestvaco's North Charleston Kraft Division

Palmosa Shipping

- Palmosa's management devoted to growing Conbulk into a major public container owner
  - Will be only public container company specializing in feeder service
- Focused on fast growth while still delivering an attractive dividend yield
  - Proven ability to source privately-negotiated vessel acquisitions at highly attractive terms
- Both management and Dalakouras family well-recognized and highly regarded in the shipping industry
  - Dalakouras family owns and operates Dalex Shipping Co. S.A., a 40-year-old shipping company which has acquired over 110 vessels in its history

Pro Forma Ownership at Close

CONBULK



Public
43%
Sponsors
47%
TST
10%

	Basic Shares	
Arcade Insiders	1.9	9.3%
Palmosa Shareholders	7.6	37.8%
TST Shareholders	2.0	10.1%
Public Shareholders	8.6	42.8%
Total	20.2	100.0%

ARCADE
7
CONBULK

8 TST Profile Extensive expertise in international tanker, bulk and container shipping in all aspects of chartering, operating, acquiring, and financing of vessels Leading industry relationships with charterers, banks and shipyards TST to continue to provide technical management of the 4 vessels acquired by Conbulk Tsakos Shipping and Trading S.A.

9 Experienced Management and Board of Directors Michael Jolliffe Non-Executive Chairman Dimitris Dalakouras CEO & Director George Bamiotis COO & Director Stefanos Kardamakis CFO & Director Dimitris Potamitis Director John Chapman Director Frans Malmros Director Jonathan Furer Director Maria Tsakos President & Director Mr. Dimitris Potamitis – former partner at PricewaterhouseCoopers with over 35 years of experience in public accounting – Athens University of Economics and Business Mr. Frans Malmros – over 35 years of shipping insurance experience through Gulf Agency Company and The Swedish Club – Master of Laws, Lund’s University, Sweden

Experienced Management

Michael Jolliffe	▪ **Non-Executive Chairman** ▪ Non-Executive Deputy Chairman of Tsakos Energy Navigation (NYSE:TNP) ▪ Non-Executive Chairman of Stealthgas (NasdaqGS:GASS) ▪ Chairman of Wigham-Richardson Shipbrokers (London) and Shipping Spares Repairs and Supplies (Greece) ▪ Joint-President of Hanjin Eurobulk Ltd. ▪ Over 30 years of shipping experience, with over 15 years of public company experience
Dimitris Dalakouras	▪ **Chief Executive Officer** ▪ Dalakouras family has acquired, managed, and on occasion sold 110+ vessels over the last 40 years ▪ Prior ship chartering and finance experience with Dalex Shipping, Howard Houlder and Den Norske Bank ▪ Over 13 years of ship management experience ▪ Focused on container vessels since starting Palmosa in 2003
Maria Tsakos	▪ **President** ▪ Tsakos Shipping and Trading is highly regarded in international shipping ▪ Shipping and operations experience through Tsakos Shipping & Trading S.A. ▪ Over 20 years of shipping experience
George Bamiotis	▪ **Chief Operating Officer** ▪ Chartering and operational experience with Union Commercial, Transmed Shipping, and Nicholas G. Moundreas, the commercial arm of Good Faith Shipping/Frangos Family (members of family that purchased Navios Maritime) ▪ Over 18 years of shipping experience ▪ Co-owner of Palmosa
Stefanos Kardamakis	▪ **Chief Financial Officer** ▪ Extensive credit and finance experience in the shipping space as a vice president at ABN AMRO and Head of Shipping at Egnatia Bank SA ▪ Over 15 years in shipping finance

ARCADE
10
CONBULK

11 Company Snapshot Conbulk owns container vessels, which it charters out to large container liner shipping operators under multi-year time-charter contracts – Focused on smaller and more versatile vessels (under 4,000 TEU) providing feeder service – Active purchaser of secondhand vessels in privately-negotiated transactions Acquired 4 vessels between 2003 and 2007 (two sold at profit) 4 more purchased in early 2008 and 4 additional vessels currently under MOA All privately negotiated transactions, primarily from customers chartering-in capacity Current routes in Europe, North and South America, the Caribbean, the Middle East, Africa/India, Australia and across eastern Asia – 9 out of 10 vessels chartered to first-class container liner shipping companies, MSC and CMA CGM (two of the world’s three largest container liner operators) – Remaining vessel chartered to CCNI, a large Chilean cargo transportation operator – Customer determines the specific route for each vessel The vessels will be managed through Conbulk Management Ltd. – Commercial management includes maintaining relationships and charters for the current fleet and arranging charters for future vessel acquisitions – Fixed fee included in operating expenses covers all technical management – In-house technical management of vessels allows for better cost control; many private containership competitors outsource technical management – Management has exceptional safety record and excellent reputation with major ports and charterers Summary Fleet Data ($ in millions) Current Fleet Year 1 Revenue $60.3 Year 1 EBITDA $38.2 Average Remaining Charter Length 2.9 Average TEUs 2,114 Appraised Value $250.0

12 Fleet Details Conbulk’s Fleet ($ per day) Year Current Contract Vessels Built TEU Operator Hire Rate (a) Expiration MSC Zanzibar 1985 1,930 MSC $12,200 MSC Bali 1980 2,800 MSC 15,300 KUO Fu 1995 1,370 Cheng Lie (b) 14,800 KUO Tai 1995 1,370 Cheng Lie (b) 14,800 KUO Hung 1997 1,370 Cheng Lie (b) 14,800 KUO Lung 1998 1,370 Cheng Lie (b) 14,800 MSC Sardinia 1986 3,075 MSC 24,000 MSC Brazilia 1986 3,075 MSC 24,000 MSC London 1986 3,075 MSC 24,000 CCNI Mejillones 1995 1,700 CCNI 16,900 Total Fleet 21,135 $175,600 Jan-10 Jun-11 Mar-11 Mar-11 May-11 Feb-11 Dec-12 Jan-13 Feb-13 Aug-10 2008 2009 2010 2011 2012 2013 (a) Gross hire rate (b) Chung Lie Navigation Co. Ltd is a wholly-owned subsidiary of CMA CGM Average 3 years remaining on time charters

13 Fleet Routes South Africa Kenya Srilanka India Pakistan UAE Hong Kong Thailand Malaysia Indonesia Taiwan Japan Kuo Fu, Kuo Tai, Kuo Hung, Kuo Lung MSC Zanzibar MSC Bali Conbulk Fleet Routes Belgium Germany U.K. Canada France Spain Italy Australia Egypt Oman MSC Brazilia, MSC London CCNI Mejillones MSC Sardinia Conbulk’s fleet and routes focused on providing efficient short-term and long-haul feeder service Chile Peru Dominican Republic Puerto Rico

14 Customer Overview 9 out of 10 vessels chartered to CMA CGM (through its wholly-owned Cheng Lie subsidiary) and Mediterranean Shipping Company (“MSC”) – CMA CGM and MSC are two of the world’s three largest container liner operators (based on total TEU capacity) 1 vessel chartered to CCNI – 2nd largest Chilean shipping line with over $700 million of revenue in 2007 Management’s track record, and its close and direct relationships with customers are a key to achieving its aggressive growth plan Cheng Lie Navigation (CNC Line) / CMA CGM (acquired CNC Line in Feb ‘07) World’s third largest container liner operator Based in Marseille, France Operates 387 vessels 916,000 TEU capacity 403 ports of call ~$11.8 billion revenue Mediterranean Shipping Company World’s second largest container liner operator Based in Geneva, Switzerland Operates 400 vessels 1.3 million TEU capacity 270 ports of call Multi billion dollar revenue Primary Current Customers

15 Container Industry Overview Total seaborne trade growth (4.6% in past 10 years) fueled by increasing international trade and global sourcing and manufacturing Global demand has driven significant container shipping growth over the past 10 years – 10%+ growth CAGR for container shipping, outpacing the 4.3% growth in bulk and 3.1% in tankers over the past 10 years – Container shipping has grown from under 9% of total seaborne trade in 1997 to over 14% in 2007 – Containers are an easier way to ship goods and have benefited from the increased global efficiency of intermodal transportation – Useful life of 30-years or more for container vessels offers longer service life compared to 25 years for bulk and tanker vessels Large container liner companies’ increased focus on chartering-in vessels as opposed outright ownership – Approximately 50% of major operators’ capacity was chartered-in as of June 2008, compared to below 30% in 1997 – Offers greater flexibility and reduced capital requirements, allowing the charterer to grow its capacity more quickly – Increasing source of acquisitions for vessel owners Source: Drewry World Shipping Growth (YoY tonnes growth) Charter-in % of Major Operators’ Total Capacity 30% 50% 0% 20% 40% 60% 1997 2008 % of Capacity 10-year CAGR: 4.3% 3.1% 10.1% -10% 0% 10% 20% 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 (growth) Bulk Liquid Container Total Seaborne Trade: 4.6%

Unique Feeder Strategy

- **Feeder service is essential to international trade**
  - Provides service on both short and long routes (e.g. intra-Asian and transoceanic) that lack the volume demand to warrant direct service by larger vessels
  - Large vessels use these ports as a final destination but do not offer service between them
  - Access to smaller ports, straits, and waterways not accessible to larger vessels
  - Support the growth of developing economies by providing regular service from and between local developing mini-hubs (e.g. Middle East, India, South America)

- **Order book dynamics offer a highly attractive environment for smaller vessels providing feeder service**
  - Large order book for larger vessels at 175% of current worldwide fleet (7,500+ TEU) driven by shipping demand and economies of scale
    - Growing vessel size increasingly limits accessibility to straits and ports, and should increase demand for feeders to support these ships
    - More focus on direct long-haul routes, neglects service between these terminal ports
  - Very thin order book for smaller vessels at 22% of worldwide fleet (1,000 – 3,999 TEU) limits supply of vessels providing feeder service
    - Likely to maintain and increase charter rates and ship values

New Vessel Order Book (through 2012) (a)

(thousand TEU) Size in TEUs	Current Fleet	Order Book	Order/ Current	Jan 2012E Future Fleet	Future/Current CAGR
1,000-3,999	4,737	1,022	22%	5,705	5.7%
4,000-7,499	4,535	2,192	48%	6,498	11.4%
7,500+	1,990	3,481	175%	5,161	33.1%

- **Smaller vessels are under-represented in public equity markets**
  - Only 3 publicly-listed pure container companies and none focused on smaller vessels providing feeder service

Source: AXS-Alphaliner
(a) 2008 represents values as of September

ARCADE 16 CONBULK

17 Source: Drewry (a) 2008 represents values as of July While cyclical, container rates have enjoyed a long-term rising trend – Allows owners with shorter charters to potentially capture additional upside – Operators of larger vessels seeking much longer charter lengths to lock-in costs and avoid common increases in hire rates – Vessel prices have generally moved with charter rates Feeder and Secondhand Overview Historic Charter Rates (a) Historic Vessel Prices: 10 year-old vessels (a) $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2002 2004 2006 2008 ($ mm) 1500 TEU Geared 2500 TEU Gearless 3500 TEU Gearless Historic Vessel Prices: 5 year-old vessels (a) $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2002 2004 2006 2008 ($ mm) 1500 TEU Geared 2500 TEU Gearless 3500 TEU Gearless $0.0 $10.0 $20.0 $30.0 $40.0 2002 2004 2006 2008 (000/day) 2500 TEU Gearless 3500 TEU Gearless

18 Growth Platform and Strategic Vessel Acquisitions Focused on building a major container company though a fast-paced acquisition program Anticipate acquiring up to 8 more vessels by early 2011 – Continue to target vessels of 1,000 to 4,000 TEU capacity – Future acquisitions will diversify fleet to include vessels 5 to 15 years old – Management can earn up to 3.5 million additional shares upon achievement of 40+% annual EBITDA growth hurdles – Management is always in various stages of private negotiation with numerous vessel sellers in off-market transactions Increased chartering-in of capacity by container operators makes current customers a key source of potential vessel acquisitions Management believes it can achieve higher returns through second-hand vessels – Little variance in charter rates for similar-sized vessels of different ages – Established credibility with large container liner operators is a critical part of implementing growth and achieving optimal returns Ability to find and negotiate off-market vessel transactions Essential to acquiring advantageous charter terms

19 Implementing the Growth Strategy Total Debt/TEV at closing of 41% (a) – Significantly below public container comparable average of approximately 51% – Over $63 million of potential cash inflows from warrant exercise – 10.625 million warrants exercisable at $6.00 – Warrant conversion and levering up to public peer group standards can provide Conbulk with additional capital of between $170 million and $190 million to finance its growth strategy – Attractive debt terms at close offer necessary capital for growth and dividend distribution (based on preliminary indications) – Total $200 million credit facility – Interest rate of Libor + 150 to 175 basis points Rates on at least half of the facility to be hedged Approximately 5.00% average rate, based on recent Libor rates, hedge prices, and credit markets – Initial debt at a 6 year term with scheduled annual amortization and balloon payment upon maturity – Balloon and repayment terms will improve for younger vessels acquired in the future (a) Assumes no redemptions

20 Cash Flow Summary Stable recurring revenues – Multi-year contacts with major container liner companies Fixed revenues per operating day Off-hire days represent regularly scheduled drydocks and surveys – Average 3 years remaining charter length – Staggered charter maturities Simple cost structure offers cash flow visibility – Relatively stable daily operating expenses Includes $650/vessel/day management fee No exposure to volatile fuel costs – SG&A to cover executive salaries and other public company expenses – Clear schedule of drydocks and surveys 4 of 10 vessels scheduled for a drydock or survey in Year 1 Less strenuous conditions of containerships makes postponement of intermediate surveys and cheaper underwater inspections common Drydock expenses capitalized and then amortized between surveys/inspections – Scalable management platform to facilitate future growth No corporate or dividend withholding taxes as a Marshall Islands company Fleet Financials Note: Calculated at 355 revenue days (net hire rate after commissions) and 365 expense days per year. Daily expenses include all vessel operating expenses, insurance, and technical management fee, but excludes amortization for survey and drydock expenses (amounts in millions, except per share data) Year 1 Income Income Stmt. Cash Flow Revenue $60,294 $60,294 Vessels Operating Expenses 19,637 19,637 Gross Profit 40,657 40,657 SG&A 2,500 2,500 EBITDA $38,157 $38,157 Depreciation 19,631 0 Dry Dock Amortization/Expenses 1,332 3,050 Interest Expense, net 6,049 6,049 Net Income/Free Cash Flow $11,145 $29,058

21 Experienced Management & Board Attractive Valuation & Dividend Unique Feeder Strategy Achievable Growth Through Industry Relationships Strong Cash Flow Visibility Summary Strong Sponsors with Significant Ownership

Appendix

23 Public Container Comparables (a) Pro forma diluted for the SPAC outstanding warrants (treasury method) (b) Global Ship Lease (formerly Marathon Acquisition) TEV and EBITDA calculated based on the 16-vessel fleet as of Q4 2008 (excludes additional vessel to be delivered in Q3 2009) (c) Estimates based on Thomson analyst consensus of as of September 19, 2008, and public filings for GSL (d) Based on estimated Arcade stock price of $7.88 (e) Based on projected Year 1 EBITDA for Conbulk Corporation ($ millions) % of Annualized Fleet Size Ticker Price 52-Wk Market Enterprise 2009P TEV Multiples (c) Dividend Debt / 2008E Current (avg. age)/ Company Symbol 9/19/2008 High Capitalization Value Revenue EBITDA Yield EBITDA (e) Contracted Seaspan Corp. NYSE:SSW $22.85 68.7% $1,515.3 $2,764.0 9.4x 13.1x 8.3% 7.7x 32 ships (5 yrs) / 36 ships Danaos Corporation NYSE:DAC 18.76 50.0% 1,023.5 2,549.8 7.3x 11.2x 9.9% 8.6x 38 ships (13 yrs) / 33 ships Global Ship Lease, Inc. (a)(b) NYSE:GSL 6.92 86.0% 467.5 933.5 6.5x 10.0x 13.3% 5.2x 16 ships (5 yrs) / 3 ships Mean 68.2% $1,002.1 $2,082.4 7.7x 11.4x 10.5% 7.2x Conbulk Corporation (a)(d) n.a. 7.88 n.a. 178.8 305.3 5.0x 8.0x 11.2% 3.3x 10 ships (18 yrs) / n.a.

24 Sources and Uses Note: Assumes no redemptions a) Estimated debt at December 31, 2008 Sources & Uses ($ in millions) Sources Uses Cash held in trust $68.0 Repay Palmosa debt (a) $90.9 Stock 76.1 Equity to Palmosa 60.1 New debt 126.9 Cash consideration to Tsakos 94.6 Equity to Tsakos 16.0 Transaction fees and expenses 6.4 Deferred underwriting fees 2.4 Initial balance sheet cash 0.5 Total $271.0 Total $271.0

25 Contacts Arcade John Chapman Arcade Acquisition Corp. Tel: (860) 236-6320 E-mail: conbulk@arcadepartners.com Investor Relations Ramnique Grewal Capital Link, Inc. Tel. (212) 661-7566 E-mail: arcarde@capitallink.com